EXHIBIT 24


                               POWERS OF ATTORNEY



I appoint S.S. Marshall, K.L. Thome and I.S. Bernhardson, together and separately, to be my attorneys-in-fact. This means they may, in my place:

* sign this Registration Statement on Form S-8 covering the General Mills, Inc. 1998 Employee Stock Plan;

*    file Form S-8 (with exhibits and related documents)

*    perform the acts that need to be done concerning these filings; and

*    name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.


                                    /s/ Richard M. Bressler
                                    Richard M. Bressler
                                    Dated:  June 22, 1998


                                    /s/ L. D. DeSimone
                                    L. D. DeSimone
                                    Dated:  June 22, 1998


                                    /s/ William T. Esrey
                                    William T. Esrey
                                    Dated:  June 22, 1998


                                    /s/ Charles W. Gaillard
                                    Charles W. Gaillard
                                    Dated:  June 22, 1998


                                    /s/ Raymond V. Gilmartin
                                    Raymond V. Gilmartin
                                    Dated:  June 22, 1998


                                    /s/ Judith Richards Hope
                                    Judith Richards Hope
                                    Dated:  June 22, 1998


                                    /s/ Kenneth A. Macke
                                    Kenneth A. Macke
                                    Dated:  June 22, 1998


                                    /s/ Michael D. Rose
                                    Michael D. Rose
                                    Dated:  June 22, 1998


                                    /s/ Stephen W. Sanger
                                    Stephen W. Sanger
                                    Dated:  June 22, 1998


                                    /s/ A. Michael Spence
                                    Dr. A. Michael Spence
                                    Dated:  June 22, 1998


                                    /s/ Dorothy A. Terrell
                                    Dorothy A. Terrell
                                    Dated:  June 22, 1998


                                    /s/ Raymond G. Viault
                                    Raymond G. Viault
                                    Dated:  June 22, 1998


                                    /s/ C. Angus Wurtele
                                    C. Angus Wurtele
                                    Dated:  June 22, 1998